Exhibit 23






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statements No. 33-71194 and 333-70179 on Form S-8 of FFW Corporation of our report dated August 19, 2004, which is incorporated by reference in the Annual Report on Form 10-KSB of FFW Corporation for the year ended June 30, 2004.



                                       /s/ Crowe Chizek and Company LLC

                                       Crowe Chizek and Company LLC


South Bend, Indiana
September 22, 2004